SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


       Date of Report (Date of earliest event reported): October 17, 2001


                             SONOCO PRODUCTS COMPANY




Incorporated under the      Commission File No. 0-516           I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                   57-0248420




                               North Second Street

                               Post Office Box 160

                      Hartsville, South Carolina 29551-0160

                             Telephone: 843-383-7000






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Item 5.  Other Events

Third Quarter Earnings

         Please see Exhibit 99 for excerpts from the Registrant's 2001 third quarter earnings release.

Recent Acquisition

         On October 25, 2001, the Company completed its previously announced all-cash purchase of privately-held Hayes Manufacturing Group Inc. Hayes Manufacturing manufactures paper-based tubes, cores and composite cans and is headquartered in Neenah, Wisconsin.

         The purchase of Hayes, which had 2000 sales of approximately $56 million, is expected to be slightly accretive to earnings in the first year.

Cautionary Statements

         Statements included herein that are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to estimates, expectations, beliefs, plans, strategies and objectives concerning the Company's future financial and operating performance.

     These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Such risks and uncertainties include, without limitation availability and pricing of raw materials; success of new product development and introduction; ability to maintain or increase productivity levels; international, national and local economic and market conditions; ability to maintain market share; pricing pressures and demand for products; continued strength of the Company's paperboard-based tube, core and composite can operations; anticipated results of restructuring activities; ability to successfully integrate newly acquired businesses into the Company's operations; currency stability and the rate of growth in foreign markets; and actions of government agencies. Additional information concerning some of the factors that could cause materially different results is included in the Company's reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Such reports are available from the Securities and Exchange Commission's public reference facilities and its Internet website or from the Company's investor relations department.




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     Item 7.  Financial Statements and Exhibits

     Exhibit 99   Excerpts from Registrant's 2001 Third Quarter Earnings Release























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     SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              SONOCO PRODUCTS COMPANY
                                               (Registrant)



Date:  October 29, 2001                        By: /s/ F. T. Hill, Jr.
                                               ---------------------------------
                                               F. T. Hill, Jr.
                                               Vice President and
                                               Chief Financial Officer









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                                  EXHIBIT INDEX

Exhibit 99        Excerpts from Registrant's 2001 Third Quarter Earnings Release



























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